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                                                                   EXHIBIT 10.20

                             SUPPLEMENT TO INDENTURE
                  CONTRACT-BACKED NOTES, CLASS B, SERIES 2001-4

        This SUPPLEMENT TO INDENTURE, dated as of September 1, 2001 (this "Supplement"), is among MFI Finance Corp. I, a Massachusetts corporation, as Issuer (the "Issuer"), MicroFinancial Incorporated, a Massachusetts corporation, as Servicer (the "Servicer") and Wells Fargo Bank Minnesota, National Association, a national banking association, as Indenture Trustee (in such capacity, the "Indenture Trustee") and as Back-up Servicer (in such capacity, the "Back-up Servicer").

        This Supplement incorporates by reference all of the provisions (including all defined terms) of the Amended and Restated Indenture, dated as of September 1, 2001 (the "Basic Indenture"), among the Issuer, the Servicer, the Indenture Trustee and the Back-up Servicer. Reference is further made to (i) the Servicing Agreement, dated as of March 1, 2000 (as amended by the First Amendment to Servicing Agreement, dated as of September 1, 2001, the "Servicing Agreement"), among the Servicer, the Issuer, the Indenture Trustee and the Back-up Servicer, and (ii) the Contract Acquisition Agreement, dated as of March 1, 2000 (the "Contract Acquisition Agreement"), between the Issuer and Leasecomm Corporation, as the originator (the "Company").

        The Issuer has duly authorized the execution and delivery of this Supplement to provide for the issuance of the Issuer's 8.16% Contract-Backed Notes, Class B, Series 2001-4 (the "Series 2001-4 Notes"), in a maximum aggregate principal amount of $32,000,000, issuable as provided in the Indenture and herein. Pursuant to Section 2.02 of the Indenture, this Supplement sets forth the following additional terms applicable to the Series 2001-4 Notes.

SECTION 1.  SUPPLEMENTAL DEFINITIONS.

        "Accrual Date" means with respect to those Series 2001-4 Notes delivered on the Delivery Date, September 21, 2001 and with respect to those Series 2001-4 Notes for which the principal amount of such Note is first issued, authenticated and delivered after the Delivery Date pursuant to Section 3 hereof such later date as is specified in such Series 2001-4 Note.

        "Class B Note Interest Rate" means, with respect to the Series 2001-4 Notes, 8.16%.

        "Delivery Date" means, with respect to the Series 2001-4 Notes, September 21, 2001.

        "Initial Payment Date" means with respect to those Series 2001-4 Notes delivered on the Delivery Date, October 16, 2001 and with respect to those Series 2001-4 Notes for which the principal amount of such Note is first issued, authenticated and delivered after the Delivery Date pursuant to Section 3 hereof such later date as is specified in such Series 2001-4 Note.

        "Interest Calculation Convention" means, with respect to the Series 2001-4 Notes, a 360-day year consisting of twelve months of thirty days each.

        "Note Purchase Agreement" means, with respect to the Series 2001-4 Notes, the Purchase Agreement, dated as of September 21, 2001, between the Issuer and MFI Finance II, LLC.

        "Placement Agent" means, with respect to the Series 2001-4 Notes, Rothschild Inc.

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        "Private Placement Memorandum Date" is not applicble with respect to the
Series 2001-4 Notes.

        "Stated Maturity Date" means, with respect to the Series 2001-4 Notes, February 18, 2008.

        "Transaction Documents Date" means, with respect to any of the Transaction Documents related to the Series 2001-4 Notes, as of September 1, 2001.

SECTION 2.   REQUIRED PROVISIONS.

        (a) The Series of Notes to be issued under this Supplement shall be designated as the Issuer's "Contract-Backed Notes, Class B, Series 2001-4."

        (b) The maximum aggregate principal amount of Series 2001-4 Notes that may be issued is $32,000,000.

        (c) There are no additional Trigger Events applicable to the Series 2001-4 Notes (other than those specified in any other Supplement in effect from time to time).

        (d) Notwithstanding Section 4.02 of the Indenture, no other Series of Class B notes may be issued while the Series 2001-4 Notes remain Outstanding without the consent of the Controlling Party and any Rating Agency then rating any notes secured by the Series 2001-4 Notes.

SECTION 3.   ISSUANCE OF SERIES 2001-4 NOTES IN TWO CLOSINGS.

        If on the Delivery Date the Issuer issues, authenticates and delivers Series 2001-4 Notes having an aggregate principal amount less than $32,000,000, the Issuer shall be permitted to issue, authenticate and deliver the remaining Series 2001-4 Notes in one subsequent closing (the "Second Closing") upon satisfaction of the following conditions:

        (a) No default, Event of Default, Trigger Event or Servicer Event of Default shall have occurred or be continuing;

        (b) No Series of Notes issued by the Issuer or MFI Finance II, LLC that was rated by a Rating Agency at issuance shall have had its credit rating qualified, withdrawn or downgraded;

        (c) The aggregate principal amount of Series 2001-4 Notes issued, authenticated and delivered on the date of the Second Closing shall not exceed the lesser of (i) the excess of $32,000,000 over the principal amount of Series 2001-4 Notes issued, authenticated and delivered on the Delivery Date and (ii) the excess of the Aggregate IPB as of the most recent Calculation Date over the aggregate principal amount of all Class A Notes and Class B Notes (of all Series) Outstanding on the date of the Second Closing;

        (d) The Issuer shall have been paid the purchase price specified in the Note Purchase Agreement;

        (e) The Second Closing Date shall occur no later than 90 days after the Delivery Date; and

        (f) The Issuer shall certify in writing to the Indenture Trustee, the Controlling Party and the Holders of the Series 2001-4 Notes that each of the foregoing conditions has been satisfied.

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SECTION 4.   MISCELLANEOUS.

        (a) As supplemented by this Supplement, the Indenture is in all respects ratified and confirmed and the Indenture as so supplemented shall be read, taken and construed as one and the same instrument. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Indenture, the terms and conditions of the Supplement shall be controlling.

        (b) This Supplement shall be construed in accordance with and governed by the internal laws of the State of New York applicable to agreements made and to be performed therein, without regard to the conflict of laws provisions of any State.

        (c) This Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Delivery of an executed counterpart of a signature page to this Supplement by telecopier shall be as effective as delivery of a manually executed counterpart of this Supplement.

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      IN WITNESS WHEREOF, the Issuer, the Servicer, the Indenture Trustee and
the Back-up Servicer have caused this Supplement to be duly executed by their respective officers thereunto duly authorized as of the date and year first above written.

                                            MFI FINANCE CORP. I, as Issuer

                                            By:
                                               ---------------------------
                                                Name:
                                                Title:

                                            MICROFINANCIAL INCORPORATED, as
                                            Servicer

                                            By:
                                               ---------------------------
                                                Name:
                                                Title:

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, as Indenture
                                            Trustee

                                            By:
                                               ---------------------------
                                                Name:
                                                Title:

                                            WELLS FARGO BANK MINNESOTA,
                                            NATIONAL ASSOCIATION, as Back-up
                                            Servicer

                                            By:
                                               ---------------------------
                                                Name:
                                                Title: